UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas 76022
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LEGH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

2026 Annual Meeting of Stockholders

On August 13, 2026, the Board of Directors (the “Board”) of Legacy Housing Corporation (the “Company”) established Wednesday, October 28, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The 2026 Annual Meeting will be held at 11:00 a.m. Central Time solely by means of remote communication in a virtual meeting format, and not at any physical location. The Board also established the close of business on September 14, 2026 as the record date for determining the stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting. Instructions for attending, voting and submitting questions at the 2026 Annual Meeting will be included in the Company’s proxy statement and notice of meeting for the 2026 Annual Meeting.

Because the date of the 2026 Annual Meeting represents a change of more than 30 calendar days from the anniversary of the date of the Company’s 2025 Annual Meeting of Stockholders, which was held on December 18, 2025, the Company is hereby informing its stockholders of the change, and of the revised deadlines for the submission of stockholder proposals and nominations described below, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 prior to the date on which the Board established the date of the 2026 Annual Meeting, and its next Quarterly Report on Form 10-Q will not be filed until after the date of the 2026 Annual Meeting. Accordingly, the Company is providing this disclosure by means of this Current Report on Form 8-K.

Stockholder Proposals Pursuant to Rule 14a-8

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must be received in writing by the Corporate Secretary at the Company’s principal executive offices, 1600 Airport Freeway, Suite 100, Bedford, Texas 76022, no later than the close of business on September 4, 2026. The Company has determined that this date is a reasonable time before it expects to begin to print and send its proxy materials for the 2026 Annual Meeting. The deadline previously disclosed in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders no longer applies. Any such proposal must also satisfy all other applicable requirements of Rule 14a-8 in order to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting.

Nominations and Other Business Outside of Rule 14a-8

Written notice of a stockholder nomination of a candidate for election to the Board, or of any other business proposed to be brought before the 2026 Annual Meeting other than pursuant to Rule 14a-8, must be delivered to the Corporate Secretary at the address set forth above no later than the close of business on August 24, 2026, and must contain the information required by Section 2.3 of the Company’s bylaws. The advance notice period previously disclosed in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders no longer applies. The proxies solicited by the Board for the 2026 Annual Meeting will confer discretionary authority to vote on any such matter as to which the Company has not received timely notice, as contemplated by Rule 14a-4(c)(1) under the Exchange Act.

In addition to satisfying the requirements of the Company’s bylaws described above, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that satisfies the requirements of Rule 14a-19 under the Exchange Act no later than August 29, 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the anticipated date, time and format of the 2026 Annual Meeting. These statements are subject to risks and uncertainties, and actual results may differ. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026

LEGACY HOUSING CORPORATION

By:	/s/ Jon Langbert
Name:	Jon Langbert
Title:	Chief Financial Officer